UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 23, 2012

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-34259	30-0513080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 23, 2012, the stockholders of Willbros Group, Inc. (the “Company”) approved Amendment Number 1 to Willbros Group, Inc. 2010 Stock and Incentive Compensation Plan (“Amendment No. 1”). The sole purpose of Amendment No. 1 is to increase the total number of shares of Common Stock of the Company available for issuance under the 2010 Stock and Incentive Compensation Plan from 2,100,000 shares to 3,450,000 shares. The 2010 Stock and Incentive Compensation Plan permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards and other stock based awards.

A more detailed description of Amendment No. 1 and the 2010 Stock and Incentive Compensation Plan is contained in the Company’s Proxy Statement on Schedule 14A for its 2012 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 20, 2012 (the “2012 Proxy Statement”). Amendment No. 1 is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 49,011,123 shares of the Company’s common stock were entitled to vote as of April 5, 2012, the record date for the Annual Meeting. There were 43,716,824 shares present, in person or by proxy, at the Annual Meeting (or 89.2% of the outstanding shares), at which the stockholders were asked to vote on five proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal One — Election of Directors

The stockholders voted to elect three Class I Directors to serve for a term of three years expiring at the annual meeting of stockholders in 2015 and until their successors shall be duly elected and qualified. The results of the vote were as follows:

	For	Against	Abstain	Broker Non-Votes
Robert R. Harl	26,619,406	9,034,686	2,054,617	6,008,115
Edward J. DiPaolo	26,044,882	9,610,310	2,053,517	6,008,115
Michael C. Lebens	35,311,678	343,814	2,053,217	6,008,115

Proposal Two — Approval of Amendment Number 1

to the Willbros Group, Inc. 2010 Stock and

Incentive Compensation Plan

The stockholders voted to approve Amendment Number 1 to the Willbros Group, Inc. 2010 Stock and Incentive Compensation Plan to increase the number of shares of Common Stock of the Company authorized for issuance under the Plan from 2,100,000 to 3,450,000. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
33,452,190	2,301,559	2,057,960	5,905,115

Proposal Three — Approval of Amendment Number 4

to the Willbros Group, Inc. Amended and Restated

2006 Director Restricted Stock Plan

The stockholders voted to approve Amendment Number 4 to the Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan to increase the number of shares of Common Stock of the Company authorized for issuance under the Plan from 250,000 to 550,000. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
30,311,300	5,441,461	2,058,948	5,905,115

Proposal Four — Advisory Vote to Approve

Named Executive Officer Compensation

The stockholders voted to approve, on an advisory basis, named executive officer compensation. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
31,552,309	4,193,304	2,066,096	5,905,115

Proposal Five — Ratification of Appointment of Independent

Registered Public Accounting Firm

The stockholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
40,771,880	890,293	2,054,651	-0-

Item 8.01.	Other Events.

On May 23, 2012, the stockholders of the Company approved Amendment Number 4 to Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan (“Amendment No. 4”). The sole purpose of Amendment No. 4 is to increase the total number of shares of Common Stock of the Company available for issuance under the 2006 Director Restricted Stock Plan from 250,000 shares to 550,000 shares. The 2006 Director Restricted Stock Plan generally provides for the automatic award of shares of restricted stock or restricted stock rights to non-employee directors (so-called “outside directors”) of the Company once each year.

A more detailed description of Amendment No. 4 and the 2006 Director Restricted Stock Plan is contained in the 2012 Proxy Statement. Amendment No. 4 is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

    (d) The following exhibits are filed herewith:

10.1	Amendment Number 1 to Willbros Group, Inc. 2010 Stock and Incentive Compensation Plan (incorporated herein by reference to Exhibit B of the 2012 Proxy Statement).

10.2	Amendment Number 4 to Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan (incorporated herein by reference to Exhibit C of the 2012 Proxy Statement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: May 30, 2012	By:	/s/ Van A. Welch
Van A. Welch Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number 1 to Willbros Group, Inc. 2010 Stock and Incentive Compensation Plan (incorporated herein by reference to Exhibit B of the 2012 Proxy Statement).

10.2	Amendment Number 4 to Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan (incorporated herein by reference to Exhibit C of the 2012 Proxy Statement).